                       NOTICE OF GUARANTEED DELIVERY FOR
                       TENDER OF ANY AND ALL OUTSTANDING
                   9.15% SENIOR SUBORDINATED NOTES DUE 2008
                                      OF
                          EXTENDED STAY AMERICA, INC.

  As set forth in the Prospectus, dated             , 1998 (the "Prospectus"),
of Extended Stay America, Inc. (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's exchange offer (the "Exchange Offer") to purchase all of its outstanding 9.15% Senior Subordinated Notes due 2008 (the "Old Notes") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight courier, or hand delivery to Manufacturers and Traders Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, either (i) a completed, signed, and dated Letter of Transmittal (or facsimile thereof) together with the certificates representing all tendered Old Notes, or (ii) an Agent's Message delivered in connection with a book-entry transfer, and all other documents required by the Letter of Transmittal, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the third New York Stock Exchange trading day after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.


                                  DELIVER TO:
            MANUFACTURERS AND TRADERS TRUST COMPANY, EXCHANGE AGENT

  By Registered Mail, Certified Mail,        By Facsimile Transmission:

 Overnight Courier, or Hand Delivery:

                                                   (716) 842-4474
    Manufacturers and Traders Trust
                Company

                                                Confirm by telephone:
              50 Broadway

               7th Floor                           (716) 842-5602
       New York, New York 10004
     Attention: Russell T. Whitley

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal.

  All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.



 Principal Amount of Old Notes
 Tendered: _______________________

                                            If Old Notes will be delivered
 ---------------------------------          by book-entry transfer to The
                                            Depository Trust Company,
                                            provide account number.

 Certificate Nos. (if
 available): _____________________

 ---------------------------------


 Total Principal Amount
 Represented by Old Note                    Account Number: _________________
 Certificate(s): _________________


 ---------------------------------


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


                                PLEASE SIGN HERE

                           Signature(s) of Holder(s):

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 Dated: _______________________ , 1998         Telephone Number: (     ) _____

   The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the certificate for the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed endorsement or assignment and documents transmitted with this Notice of Guaranteed Delivery. If Old Notes to which this Notice of Guaranteed Delivery relates are held of record by two or more joint holders, then all such holders must sign this Notice of Guaranteed Delivery.

   If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act.

 Name(s): ____________________________________________________________________

 -----------------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title): ______________________________________________________

 Address: ____________________________________________________________________

 -----------------------------------------------------------------------------
                                                            (Include Zip Code)

 Area Code and Telephone No.: ________________________________________________

 Taxpayer Identification or Social Security No.: _____________________________

 DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


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

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

  THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.



 Name of Firm: ___________________          ---------------------------------
       (Please Type or Print)                     Authorized Signature


 Address: ________________________

                                            Name: ___________________________
 ---------------------------------               (Please Type or Print)


 ---------------------------------
                        (Zip Code)          Title: __________________________


                                            Date: ___________________________

 Area Code and Telephone No.: ____


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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